NET INVESTMENT IN DIRECT FINANCING LEASES (Schedule of Net Investment in Direct Financing Leases) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)
Total minimum lease payments to be received	¥ 88,973	$ 13,675	¥ 94,341
Initial direct cost	86	13	3,963
Total	89,059	13,688	98,304
Unearned income	(16,107)	(2,475)	(12,054)
Net investment in direct finance leases	72,952	11,213	86,250
Current	18,900	2,905	59,060
Non-current	54,052	8,308	27,190
Total	¥ 72,952	$ 11,213	¥ 86,250